SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 18, 2005

Date of Report (Date of earliest event reported)

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Consol Plaza

1800 Washington Road

Pittsburgh, Pennsylvania 15241

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:

(412) 831-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Compensation of Non-Employee Directors

The form and amount of compensation paid to non-employee directors of CONSOL Energy Inc. (the “Company”) is to be reviewed annually by the Company’s Compensation Committee (the “Compensation Committee”). On October 19, 2005, upon the recommendation of the Compensation Committee, the Company’s Board of Directors (the “Board”) approved a new compensation arrangement for non-employee directors, which is summarized in Exhibit 10.83 to this Form 8-K and is incorporated herein by reference. Mr. David C. Hardesty, Jr. received this compensation arrangement in connection with his appointment to the Board, which is more fully described in Item 5.02 herein.

Amendments to Equity Awards Held by Non-Employee Directors

On October 19, 2005, upon recommendation of the Compensation Committee, the Board approved an amendment to all currently outstanding unvested stock options held by non-employee directors to provide that such awards, to the extent unvested, will automatically vest upon a Change in Control (as such term is defined in the Company’s Equity Incentive Plan). In addition, the Board authorized that future equity awards, whether stock options or restricted stock units, to non-employee directors will also provide that all such awards will automatically vest, to the extent unvested, upon a Change in Control of the Company.

This amendment to the non-employee directors’ equity awards makes the automatic vesting terms of such awards consistent with the automatic vesting terms of the Company’s equity awards for certain officers and other key employees. The Non-Employee Director Option Grant Notice, as amended, is filed as Exhibit 10.84 to this Form 8-K and is incorporated herein by reference.

As of October 20, 2005, there were an aggregate of 33,390 shares of common stock underlying unvested stock options held by the Company’s non-employee directors.

Amendment and Restatement of the Short-Term Incentive Compensation Plan (“STIC”)

On October 19, 2005, upon recommendation of the Compensation Committee, the Board approved an amendment and restatement of the Company’s STIC. A summary of the STIC, as amended and restated, is filed as Exhibit 10.85 to this Form 8-K and is incorporated herein by reference.

Short-Term Incentive Compensation Plan Awards

Under the STIC, the Compensation Committee granted performance awards to its executives and other employees. Cash bonuses, if any, will be based on the achievement of specified corporate, business unit, and individual goals. In addition, the Compensation Committee established a certain minimum net income threshold for plan year 2005 (the “Net Income Threshold”). For an annual award to be paid to eligible persons, the Company’s Net Income Threshold must be achieved.

Furthermore, the Compensation Committee determined that, in the event the Net Income Threshold was achieved, eligible employees will receive an annual award payment based on the following formula:

Base Salary as of December 31, 2005	X	Incentive Compensation Opportunity %	X	Annual Incentive Compensation Award Factor	=	Annual Award Payment

The “Incentive Compensation Opportunity %” is determined by using market-competitive data and is job-grade specific. The “Annual Incentive Compensation Award Factor” is based on attainment of three performance targets which are weighted equally and measured independently: CONSOL companies, business unit, and individual goals.

For 2005, Nicholas J. DeIuliis and Ronald E. Smith, who are employees of CNX Gas Corporation, a subsidiary of the Company (“CNX Gas”) and no longer employees of the Company, would be paid short-term incentive bonuses by CNX Gas based upon performance criteria relating to the Company and CNX Gas and the executive’s performance during his service with each entity in 2005.

A summary of the STIC is filed as Exhibit 10.85 to this Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On October 18, 2005, David C. Hardesty, Jr. was appointed to serve on the Board, effective immediately. Mr. Hardesty was appointed to fill the seat left vacant when Philip W. Baxter resigned from the Board in August 2005. Mr. Baxter left the board to serve as the Chairman of the Board of Directors of CNX Gas.

Effective as of the same date, the Board appointed Mr. Hardesty to serve on the Compensation Committee and the Finance Committee of the Board.

Mr. Hardesty is the President and Chief Executive Officer of West Virginia University (the “University”), and also is a professor of law at the University. The Board considers Mr. Hardesty to be an independent director under applicable New York Stock Exchange listing requirements. As a non-employee director of the Board, Mr. Hardesty will receive the same standard compensation amounts paid to other non-employee directors for service on the Board. As described in Item 1.01, Mr. Hardesty was granted an Initial Election to the Board Equity Award (as set forth on Exhibit 10.83 to this Form 8-K) pursuant to the form Non-Employee Director Option Grant Notice, as amended, filed as Exhibit 10.84 to this Form 8-K and incorporated herein by reference.

Except as otherwise described below, there were no arrangements or understandings between Mr. Hardesty and any other person pursuant to his election as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Hardesty that are required to be disclosed by Item 404(a) of Regulation S-K. In 2003, the Company made a five-year pledge of $40,000 per year (a total of $200,000) to the West Virginia University Foundation Incorporated, a legally separate fundraising entity associated with the University, as part of a capital campaign to benefit the University’s College of Engineering and Mining Resources. The Company also gives $4,000 annually to the Mountaineer Athletic Scholarship Fund, and in return, the Company receives four full-season tickets to University football games.

The Company issued a press release dated October 18, 2005 to announce the election of Mr. Hardesty. The press release is set forth in its entirety and filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

Item 5.05 Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) On October 19, 2005, the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved amendments to the Code of Employee Business Conduct and Ethics (the “Code”) effective immediately upon their adoption. Various provisions of the Code were either revised, reworded, or new provisions were added. These amendments to the Code include, among other items, provisions that: (i) specifically make the Code applicable to consultants, independent contractors and agents of the Company (in addition to employees); (ii) expressly prohibit “kickbacks” to government officials; (iii) require an employee desiring to serve as a director of a for-profit corporation to obtain the express prior consent of the Company’s General Counsel; and (iv) prevent an employee and the employee’s family members from trading on material non-public information about other public companies, including those that are the Company’s customers or suppliers.

The Code will continue to be available on the Company’s website at www.consolenergy.com under the “Corporate Governance” page. The Code, as amended, is filed as Exhibit 10.86 to this Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 19, 2005, the Board, upon the recommendation of the Compensation Committee, approved non-employee director stock ownership guidelines in order to further encourage each non-employee director to achieve and maintain an appropriate ownership stake in the Company. The stock ownership guidelines require that all such directors hold five times the Annual Board Retainer (set forth in Exhibit 10.83 hereto) in the Company’s common stock (including any securities convertible or exercisable into Company common stock) after five years of service on the Board.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.83	Summary of Non-Employee Director Compensation.

10.84	Non-Employee Director Option Grant Notice, as amended.

10.85	Summary of the Short-Term Incentive Compensation Plan, as amended and restated.

10.86	Code of Employee Business Conduct and Ethics, as amended.

99.1	Press release of CONSOL Energy Inc. dated October 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. Jerome Richey
P. Jerome Richey
Vice President, General Counsel and Secretary

Dated: October 24, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.83	Summary of Non-Employee Director Compensation.

10.84	Non-Employee Director Option Grant Notice, as amended.

10.85	Summary of the Short-Term Incentive Compensation Plan, as amended and restated.

10.86	Code of Employee Business Conduct and Ethics, as amended.

99.1	Press release of CONSOL Energy Inc. dated October 18, 2005.